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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 10, 2003


                               DIRECT INSITE CORP.
             (Exact Name of Registrant as specified in its charter)


            Delaware                 0-20660                 11-2895590
(State or other jurisdiction    (Commission File           (IRS Employer
      of Incorporation)             Number)             Identification Number)



 80 Orville Drive, Bohemia, NY                           11716
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (631) 244-1500


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             99 Press release dated December 10, 2003 issued by Direct Insite Corp.("Registrant").


Item 12.  Results of Operations and Financial Condition

     On December 10, 2003, the Registrant issued a press release announcing the Registrant's financial results for the third quarter ended September 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DIRECT INSITE CORP.


                                          By: /s/ George Aronson
                                              George Aronson
                                              Chief Financial Officer
Dated:   December 10, 2003